UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 8, 2014

HISTOGENICS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

830 Winter Street, 3rd Floor

Waltham, Massachusetts 02451

(781) 547-7900

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation and Bylaws

On December 8, 2014 Histogenics Corporation (the “Company”) filed a Sixth Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware and adopted amended and restated bylaws (the “Restated Bylaws”). The Company’s board of directors previously approved the Restated Certificate and Restated Bylaws to be adopted in connection with the completion of the Company’s initial public offering. A summary of certain provisions of the Restated Certificate and Restated Bylaws are set forth in the section titled “Description of Capital Stock” in the prospectus filed by the Company on December 3, 2014 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, which summary is hereby incorporated by reference herein.

Copies of the Restated Certificate and Restated Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Sixth Amended and Restated Certificate of Incorporation of Histogenics Corporation.

3.2	Amended and Restated Bylaws of Histogenics Corporation (filed as Exhibit 3.4 to Histogenics’ Registration Statement on Form S-1 (SEC File No. 333-199202), as filed on October 7, 2014 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HISTOGENICS CORPORATION

Date: December 8, 2014	By:	/s/ Adam Gridley
Adam Gridley
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Sixth Amended and Restated Certificate of Incorporation of Histogenics Corporation.

3.2	Amended and Restated Bylaws of Histogenics Corporation (filed as Exhibit 3.4 to Histogenics’ Registration Statement on Form S-1 (SEC File No. 333-199202), as filed on October 7, 2014 and incorporated herein by reference).